UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026
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D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
NYSE Texas
5.000% Senior Notes due 2034	DHI 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 22, 2026, the Company’s Board of Directors (the “Board”) appointed Carl E. Reichardt, Jr. to the Board as an independent director. With the appointment of Mr. Reichardt, the Board has expanded to nine directors, seven of whom are independent. The Board will consider potential committee appointments for Mr. Reichardt following the Company’s Annual Meeting of Stockholders to be held on January 14, 2027.

Mr. Reichardt, age 61, most recently served as a Partner of BTIG, LLC (“BTIG”), from 2024 until his retirement in 2025, after serving as a Managing Director of BTIG from 2016 to 2023. Prior to joining BTIG, Mr. Reichardt served as Chief Investment Officer of Hacienda Capital Partners LLC from 2012 to 2016. From 2003 to 2011, Mr. Reichardt served as Director and Managing Director at Wells Fargo Securities. From 1993 to 2003, Mr. Reichardt served in positions of increasing responsibility including as Principal at Banc of America Securities. Mr. Reichardt received a Bachelor of Arts degree from Georgetown University and a Master of Business Administration degree from Stanford University.

In connection with his appointment, Mr. Reichardt will receive annual cash fees of $80,000, payable in quarterly installments of $20,000, and an annual restricted stock unit award with a grant date value of $235,000, which will vest on the first anniversary of the date of grant. Mr. Reichardt was also granted a one-time new director restricted stock unit award with a grant date value of $250,000, which will vest in five equal annual installments beginning on the first anniversary of the date of grant.

There is no arrangement or understanding between Mr. Reichardt and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Reichardt and any officer or director of the Company. Mr. Reichardt is not a party to any transaction, and there is no currently proposed transaction, in which the Company was or is to be a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	October 26, 2026	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Senior Vice President and Corporate Secretary

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